UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2005

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in
Charter)

Delaware	1-10458	36-3154608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Broadhollow Road Melville, New York 11747

(Address of Principal Executive Offices)
(Zip Code)

(Registrant’s Telephone Number, Including Area Code)
(631) 844-1004

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1: SLIDE PRESENTATION

ITEM 7.01 Regulation FD Disclosure

     North Fork Bancorporation, Inc. will be presenting at the Smith Barney Conference — “Beyond the Basics Financial Services Forum” on May 25, 2005.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1     Slide Presentation being presented on May 25, 2005 at the Smith Barney Conference — “Beyond the Basics Financial Services Forum”.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

NORTH FORK BANCORPORATION, INC.

By: /s/ Daniel M. Healy

Daniel M. Healy
Executive Vice President
Chief Financial Officer

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